UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

SCHEDULE 14A

____________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OSR HEALTH, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED JULY 6, 2026

OSR HEALTH, INC.
10900 NE 4th Street, Suite 2300
Bellevue, WA 98004

NOTICE OF ANNUAL MEETING
TO BE HELD ON August 7, 2026

TO THE STOCKHOLDERS OF OSR HEALTH, INC.:

You are cordially invited to attend the annual meeting (together with any adjournments or postponements thereof, the “Annual Meeting”) of stockholders of OSR Health, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), to be held on August 7, 2026 at 10:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders conducted exclusively via live webcast. There will be no physical location for the Annual Meeting. You will be able to attend the Annual Meeting, vote your shares electronically, and submit questions during the meeting by visiting https://www.cstproxy.com/osr-health/am2026 and entering the 12-digit control number included on your proxy card. If you hold your shares in “street name” through a bank, broker or other nominee, you must obtain a control number from Continental Stock Transfer & Trust Company in advance of the meeting in order to vote or ask a question, as described in the accompanying proxy statement. The Annual Meeting will be held to consider and vote upon the following proposals:

1.      Proposal 1 — Director Proposal:    A proposal to re-elect the seven current directors to the Company’s Board of Directors (the “Board”), each to serve until the next annual meeting of stockholders following this Annual Meeting or until each such director’s successor is elected and qualified, subject to his earlier death, resignation or removal (the “Director Proposal” or Proposal No. 1).

2.      Proposal 2 — Ratification of Independent Auditor:    A proposal to ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Proposal” or Proposal No. 2).

3.      Proposal 3 — Executive Compensation Proposal:    A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “Say-on-Pay Proposal” or Proposal No. 3).

4.      Proposal 4 — Authorized Shares Increase Proposal:    A proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 250,000,000 shares, intended to provide flexibility to pursue the Company’s proposed shareholder loyalty program, financing, strategic transactions, and other general corporate purposes (the “Authorized Shares Increase Proposal” or Proposal No. 4).

We will also consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. Each of the Director Proposal, the Auditor Proposal, the Say-on-Pay Proposal, and the Authorized Shares Increase Proposal (collectively, the “Current Proposals”), is more fully described in the accompanying proxy statement.

Only stockholders of record as of the close of business on July 8, 2026 will be entitled to vote at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL FOUR CURRENT PROPOSALS.

After careful consideration of all relevant factors, our Board has determined that the Current Proposals are advisable and recommends (as further detailed below) that you vote or give instruction to vote “FOR” the Current Proposals.

Enclosed is the proxy statement containing detailed information concerning the Current Proposals and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

By order of the Board of Directors,

Kuk Hyoun Hwang
Chairman of the Board of Directors

July [•], 2026

Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote by internet or telephone using the directions on your proxy card, or by signing, dating and returning the accompanying proxy card in the enclosed prepaid return envelope. If you decide to attend the annual meeting and you are a shareholder of record, you will be able to vote electronically during the live webcast of the Annual Meeting even if you have previously submitted your proxy. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain a legal proxy issued in your name from that record holder. You will also need to send a copy of the legal proxy from your broker, bank, or other nominee to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at proxy@continentalstock.com (or call 917-262-2373) to receive a control number in order to vote or ask a question at the Annual Meeting. Please allow up to 72 hours prior to the meeting to process your control number request.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 7, 2026: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/osr-health/am2026.

PROXY STATEMENT — DATED July [•], 2026

OSR HEALTH, INC.
10900 NE 4th Street, Suite 2300
Bellevue, WA 98004

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON August 7, 2026

This proxy statement, along with the accompanying Notice of Annual Meeting, contains information about the annual meeting of stockholders (the “Annual Meeting”) of OSR Health, Inc., including any adjournments or postponements thereof. The Annual Meeting will be held on August 7, 2026 at 10 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting conducted exclusively via live webcast. There will be no physical location for the Annual Meeting.

In this proxy statement, we refer to OSR Health, Inc. as “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting to be held on August 7, 2026, and will be distributed or made available, as the case may be, to our stockholders on or about [•].

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING

The Annual Meeting will be conducted for the sole purpose of considering and voting upon the following proposals:

1.      Proposal 1 — Director Proposal:    A proposal to re-elect the seven current directors to the Company’s Board of Directors (the “Board”), each to serve until the next annual meeting of stockholders following this Annual Meeting or until each such director’s successor is elected and qualified, subject to his earlier death, resignation or removal (the “Director Proposal” or Proposal No. 1).

2.      Proposal 2 — Ratification of Independent Auditor:    A proposal to ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Proposal” or Proposal No. 2).

3.      Proposal 3 — Executive Compensation Proposal:    A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “Say-on-Pay Proposal” or Proposal No. 3).

4.      Proposal 4 — Authorized Shares Increase Proposal:    A proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 250,000,000 shares, intended to provide flexibility to pursue the Company’s proposed shareholder loyalty program, financing, strategic transactions, and other general corporate purposes (the “Authorized Shares Increase Proposal” or Proposal No. 4).

Each of the Proposals is more fully described in the accompanying proxy statement.

This proxy statement contains important information about the Annual Meeting and the proposals to be voted on at the Annual Meeting. Please read it carefully and submit your proxy to have your shares voted at the Annual Meeting or vote your shares electronically during the live webcast at the Annual Meeting.

i

FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements.

Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2025, and other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict. All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein.

RISK FACTORS

You should consider carefully all of the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 31, 2026, and any subsequent Quarterly Reports on Form 10-Q and any subsequent Current Reports on Form 8-K, before making a decision to vote on any of the Current Proposals. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our SEC filings are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of stockholders (the “Annual Meeting”), or at any adjournments or postponements thereof. This proxy statement summarizes the information you need to make an informed decision on the proposals to be considered at the Annual Meeting. OSR Health, Inc. (NASDAQ: OSRH) is a life sciences holding company.

Why does the Company need to hold an annual meeting?

The meeting is being held to comply with the annual meeting requirements of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2025

What is being voted on?

You are being asked to vote on each of the following proposals:

1.      Proposal 1 — Director Proposal:    A proposal to elect directors to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders.

2.      Proposal 2 — Ratification of Independent Auditor:    A proposal to ratify the appointment of the Company’s independent registered public accounting firm for fiscal year 2026.

3.      Proposal 3 — Executive Compensation Proposal (Say-on-Pay):    A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

4.      Proposal 4 — Authorized Shares Increase Proposal:    A proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 250,000,000 shares.

When and where is the Annual Meeting?

The Annual Meeting will be held on August 7, 2026 at 10:00 a.m. Eastern Time. This year the Annual Meeting will be a completely virtual meeting of stockholders conducted exclusively via live webcast. There will be no physical location for the Annual Meeting. You will be able to attend the Annual Meeting, vote your shares electronically, and submit questions during the meeting by visiting https://www.cstproxy.com/osr-health/am2026 and entering the 12-digit control number included on your proxy card. If you hold your shares in “street name” through a bank, broker or other nominee, please see “How do I attend a Virtual Annual Meeting?” below for how to obtain a control number from Continental Stock Transfer & Trust Company in order to vote or ask a question at the Annual Meeting.

How do I attend a Virtual Annual Meeting?

For registered owners, you may attend the Annual Meeting, vote your shares electronically, and submit questions during the meeting by visiting https://www.cstproxy.com/osr-health/am2026 and entering the control number included on your proxy card from Continental Stock Transfer. Online access will begin approximately 15 minutes prior to the start of the meeting. We encourage you to log in before the start time to allow ample time to check in.

Beneficial owners, who own their investments through a bank or broker, will need to contact Continental Stock Transfer & Trust to receive a valid control number if you plan to vote or ask a question at the meeting. You will need to send a legal proxy from your bank or broker to Continental Stock Transfer & Trust. You can also join as a guest by entering your name and email address into the log in on the web portal. Joining as a guest will not allow you to vote or ask a question. Continental Stock Transfer & Trust can be contacted at the email address below. Please allow up to 72 hours prior to the meeting to process your control number request. Send a copy of the legal proxy to proxy@continentalstock.com, or call 917-262-2373.

Registered shareholders can join using their 12 digit control number and enter their name and email address.

You may also listen to the Annual Meeting by telephone (listen-only) by calling 1 (800) 450-7155 (toll-free) if you are within the U.S. and Canada, or +1 (857) 999-9155 (standard rates apply) if you are outside of the U.S. and Canada, and entering the Conference ID 9178086# when prompted. Please note that if you attend the Annual Meeting by telephone, you will be in a listen-only mode and will not be able to vote your shares or submit questions during the meeting.

What if I have technical difficulties accessing the Annual Meeting?

If you encounter any technical difficulties accessing the virtual meeting or during the meeting, please call the technical support number that will be posted on the meeting login page at: https://www.cstproxy.com/osr-health/am2026. Technical support will be available beginning approximately 15 minutes prior to the start of the meeting and through its conclusion.

How can I ask questions during the Annual Meeting?

The Company intends to answer questions that are pertinent to the Company and the matters to be voted on, subject to reasonable time constraints and rules of conduct that will be posted on the meeting website. Only stockholders who access the Annual Meeting with a valid control number will be able to submit questions. If you hold your shares in “street name” through a bank, broker or other nominee, you must obtain a control number from Continental Stock Transfer & Trust Company, as described above under “How do I attend a Virtual Annual Meeting?”, in order to vote or ask a question. Guests may attend the Annual Meeting but will not be able to vote or ask questions.

How do I vote?

If you are a holder of record of Company common stock, you may vote electronically during the Annual Meeting by attending the live webcast or by submitting a proxy for the Annual Meeting. Whether or not you plan to attend the Annual Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by internet or telephone using the directions on your proxy card, or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. You may still attend the Annual Meeting and vote electronically during the live webcast even if you have already voted by proxy.

If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically during the Annual Meeting unless you obtain a legal proxy from your broker or other agent and receive a control number from Continental Stock Transfer & Trust Company, as described above under “How do I attend a Virtual Annual Meeting?”

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by submitting a later-dated proxy by internet, telephone or mail prior to the date of the Annual Meeting, or by attending the Annual Meeting and voting electronically during the live webcast. Attendance at the Annual Meeting alone will not change your vote.

You also may revoke your proxy by sending a notice of revocation to the Company at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, Attn: Tim Smith, Corporate Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting. With respect to Proposal 1, the inspector will separately count “FOR” and “WITHHOLD” votes and broker non-votes. With respect to Proposals 2, 3 and 4, the inspector will separately count “FOR” and “AGAINST” votes, abstentions and, if applicable, broker non-votes.

Will my shares be voted if I do not submit a proxy or vote electronically during the Annual Meeting?

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote electronically during the Annual Meeting. If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in “street name” and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?”, the bank, broker or other nominee that holds your shares may generally vote your shares without instruction on routine matters but not on non-routine matters. A broker “non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular “non-routine” proposal because your broker does not have authority to vote on that proposal and has not received specific voting instructions from you. To ensure your shares will be voted at the Annual Meeting in the manner that you desire, we encourage you to provide voting instructions to your bank, broker or other nominee.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Under our bylaws, at each meeting of stockholders, the presence, in attendance at the virtual meeting or by proxy, of the holders of one-third in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum.

Votes of stockholders of record who are present at the Annual Meeting via the live webcast or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists. As of the Record Date, the presence, in attendance at the virtual meeting or by proxy, of the holders of one-third of shares of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting would be required to achieve a quorum. If there is no quorum, the presiding officer of the Annual Meeting may adjourn the Annual Meeting to another date.

Who can vote at the Annual Meeting?

Only holders of record of the Company’s common stock as of the close of business on July 8, 2026 (the “Record Date”), are entitled to have their vote counted at the Annual Meeting and any adjournments thereof. As of the Record Date, there were [•] shares of common stock outstanding and entitled to vote. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

Stockholder of Record: If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote electronically during the Annual Meeting via the live webcast or vote by proxy.

Beneficial Owner: If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name.” As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account, but you may not vote your shares electronically during the Annual Meeting unless you request and obtain a legal proxy from your broker or other agent and send a copy of the legal proxy to Continental Stock Transfer & Trust Company at proxy@continentalstock.com (or call 917-262-2373) to receive a control number. Please allow up to 72 hours prior to the meeting to process your control number request.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay Advantage Proxy a fee of $5,500. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone, by electronic transmission or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

OSR Health, Inc.
10900 NE 4th Street, Suite 2300
Bellevue, WA 98004
Attn: Tim Smith, Corporate Secretary
Email: tim.smith@osr-health.com

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE ANNUAL MEETING

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting and any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on August 7, 2026 at 10:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders conducted exclusively via live webcast. There will be no physical location for the Annual Meeting. The Annual Meeting will be held to consider and vote upon the following proposals:

1.      Proposal 1 — Director Proposal:    A proposal to elect directors to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders.

2.      Proposal 2 — Ratification of Independent Auditor:    A proposal to ratify the appointment of the Company’s independent registered public accounting firm for fiscal year 2026.

3.      Proposal 3 — Executive Compensation Proposal (Say-on-Pay):    A proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

4.      Proposal 4 — Authorized Shares Increase Proposal:    A proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 250,000,000 shares.

Voting Power; Record Date

Only stockholders of record as of the close of business on July 8, 2026 (the “record date”) are entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were [•] shares of the Company’s common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Votes Required

A quorum is necessary to hold a valid meeting. Under our bylaws, the presence, in attendance at the virtual meeting or represented by proxy, of the holders of at least one-third in voting power of the then outstanding shares of capital stock entitled to vote at the Annual Meeting as of the record date will constitute a quorum. Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum exists.

Approval of the Director Proposal will require a plurality of the votes cast by the stockholders present virtually or represented by proxy at the meeting and entitled to vote thereon. Approval of the Auditor Proposal, the Say-on-Pay Proposal, and the Authorized Shares Increase Proposal each requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy at the Annual Meeting. The Say-on-Pay vote is advisory and non-binding on the Board.

Voting

You can vote your shares by proxy or electronically during the virtual Annual Meeting.

You can vote by proxy by having one or more individuals who will attend the Annual Meeting vote your shares for you. These individuals are called “proxies,” and using them to cast your vote at the Annual Meeting is called voting “by proxy.”

To vote by proxy, you must either (i) complete the enclosed proxy card and return it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) by following the instructions on the enclosed proxy card or voting instruction form.

If your shares are held in “street name” and you do not provide voting instructions to the bank, broker or other nominee that holds your shares, that nominee generally has discretion to vote your shares without instructions only on “routine” matters, and not on “non-routine” matters. Of the proposals described in this proxy statement, the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 2) is a routine matter on which your broker or other nominee may vote your shares without your instructions. The election of directors (Proposal No. 1), the advisory vote on executive compensation (Proposal No. 3) and the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock (Proposal No. 4) are non-routine matters, on which your broker or other nominee may not vote your shares without your instructions. Accordingly, we encourage you to provide voting instructions to your bank, broker or other nominee so that your shares are voted as you desire.

If you submit your proxy by mail, telephone or the Internet as described above, you will designate Kuk Hyoun Hwang and Jun Chul Whang as your proxies, and one of them will vote your shares at the Annual Meeting in accordance with your instructions on the proxy card or voting instruction form, as applicable. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you may vote your shares electronically during the Annual Meeting by attending the live webcast and following the instructions provided, as described under “Attendance at the Annual Meeting.”

A special note for stockholders who plan to vote electronically during the live webcast: if your shares are held in “street name,” you must first obtain a legal proxy from the broker, bank or other nominee that holds your shares and then send a copy of that legal proxy to Continental Stock Transfer & Trust Company at proxy@continentalstock.com (or call 917-262-2373) to obtain a control number, as described under “Attendance at the Annual Meeting.” Please allow up to 72 hours prior to the meeting to process your control number request.

Our Board is soliciting your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or against any proposal, or you may abstain. All valid proxies received before the Annual Meeting will be voted: where a stockholder specifies a choice on a matter, the shares will be voted accordingly; and if a signed proxy is returned without specifying a choice on a matter, the shares will be voted in accordance with the Board’s recommendation on that matter.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact the Company’s proxy solicitor, Advantage Proxy, at (877) 870-8565 (toll-free) or (206) 870-8565 (main line), or by email at ksmith@advantageproxy.com.

If you hold your shares in “street name,” you must either instruct the record holder of your shares how to vote them or obtain a legal proxy from the record holder (together with a control number from Continental Stock Transfer & Trust Company) in order to vote your shares electronically during the live webcast, as described above.

Revocability of Proxies

A stockholder of record who has submitted a proxy may revoke it at any time before it is voted at the Annual Meeting by (i) submitting a later-dated proxy by internet, telephone, or mail; (ii) delivering a written notice of revocation to the Corporate Secretary at the Company’s principal executive offices; or (iii) attending the Annual Meeting and voting electronically during the live webcast. Attendance at the Annual Meeting will not, by itself, revoke a previously submitted proxy. If your shares are held in street name, you must follow the instructions provided by your bank, broker, or other nominee to change or revoke your voting instructions.

Attendance at the Annual Meeting

This year’s Annual Meeting will be held entirely online via live webcast. Stockholders will not be able to attend the Annual Meeting in person at a physical location. To attend the virtual Annual Meeting, vote your shares electronically, and submit questions during the meeting, visit https://www.cstproxy.com/osr-health/am2026 and enter the 12-digit control number found on your proxy card and your name and email address. Online access will begin approximately 15 minutes prior to the start of the meeting on August 7, 2026 at 10:00 a.m. Eastern Time. If you encounter technical difficulties accessing or during the Annual Meeting, please call the technical support number that will be posted on the meeting login page at https://www.cstproxy.com/osr-health/am2026.

If you are a beneficial owner and hold your shares in “street name” through a bank, broker, or other nominee, you must obtain a legal proxy from that nominee and submit a copy of it to Continental Stock Transfer & Trust Company (“Continental”) to receive a control number, which you will need in order to vote or ask questions at the Annual Meeting. To request a control number, email a copy of your legal proxy to proxy@continentalstock.com; if you have questions, you may also call Continental at 917-262-2373. Please allow up to 72 hours prior to the meeting to process your control number request. You may also attend the Annual Meeting as a guest by entering your name and email address on the log-in portal for the meeting; however, guests will not be able to vote or ask questions at the Annual Meeting.

You may also listen to the Annual Meeting by telephone (listen-only) by calling 1 (800) 450-7155 (toll-free) if you are within the U.S. and Canada, or +1 (857) 999-9155 (standard rates apply) if you are outside of the U.S. and Canada, and entering the Conference ID 9178086# when prompted. Please note that if you attend the Annual Meeting by telephone, you will be in a listen-only mode and will not be able to vote your shares or submit questions during the meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting to ensure your shares are represented.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the Annual Meeting. The Company has agreed to pay Advantage Proxy a fee of $5,500. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

Under the General Corporation Law of the State of Delaware, stockholders are not entitled to appraisal rights or dissenters’ rights with respect to any of the proposals to be voted on at the Annual Meeting, and the Company will not independently provide stockholders with any such rights.

Other Business

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

Principal Executive Offices

The Company’s principal executive offices are located at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004.

PROPOSAL ONE: DIRECTOR PROPOSAL

Board Size and Structure

Our Board currently consists of seven directors. Our bylaws provide that the number of directors on our Board shall be fixed exclusively by resolution adopted by our Board. The Board of Directors has currently fixed the number of directors at seven.

When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Directors for Election

At the Annual Meeting, our stockholders are being asked to elect directors to the Board. The Board has nominated the individuals set forth below (each a “Nominee”) with the recommendation that the stockholders elect such Nominees to serve as directors until the next annual meeting of stockholders following this Annual Meeting, or until their respective successors are duly elected and qualified, subject to earlier death, resignation, or removal.

The following table sets forth the Nominees, and the positions and offices they presently hold with the Company, along with their age as of the Record Date. Each of the nominees currently serves as a director of the Company

Name	Age	Position
Kuk Hyoun Hwang	51	Chief Executive Officer and Director
Jun Chul Whang	62	Chief Legal Officer and Director
Alcide Barberis	68	Independent Director
Seng Chin Mah	67	Independent Director
Hyuk Joo Jee	59	Independent Director
Joong Myung Cho	76	Independent Director
Reto Fierz	57	Independent Director

Kuk Hyoun Hwang has been the Chief Executive Officer and a director of OSR Health since March 2020. Mr. Hwang is the Managing Member of Bellevue Capital Management, LLC (“BCM”), which he founded in August 2012. Since then, he has led BCM’s and its subsidiaries’ growth and expansion as a cross-border healthcare investment group in three countries: the U.S., South Korea and Switzerland. He is also the Chief Executive Officer of BCM Europe AG (“BCME”), a position he has held since March 2020, and a member of the Board of Vaximm AG since November 2022. Prior to founding BCM in 2012, Mr. Hwang served with financial services firms in Korea and the U.S., including North Head Capital Partners LLC from 2011-2012, Kim Eng Research Korea and Kim Eng Securities USA from 2006-2008, and Shinhan Investment Corp from 2002-2004 and 2006. Mr. Hwang received a BA in sociology from Korea University in 1998. Mr. Hwang is well qualified as Chairman and Chief Executive Officer of the Company because of his significant investment and capital markets expertise within the healthcare industry.

Jun Chul Whang is Chief Legal Officer and Secretary of the Company as of February 14, 2025. Mr. Whang has been a director of the Company since August 2020. Mr. Whang has been an advisor to BCM since January 2015, and starting in June 2018, has served as General Counsel and consultant to BCM. In August 2020, he became a member of BCM. As a member, Mr. Whang provides legal and strategic advice to BCM on cross-border transactional matters. Since December 2020, Mr. Whang has also served as General Counsel of Minetta Brook Capital LLC, a boutique financial advisory firm that also serves as general partner to investment vehicles. From April 2019 through July 2023, Mr. Whang also served as General Counsel to ELA Partners (an affiliate of Stonehaven, a global capital raising fintech platform), which specializes in capital raising for selective alternative investment opportunities globally. From May 2016 to May 2018, Mr. Whang was Partner at the law firm of Greenspoon Marder (“GM”). Mr. Whang was also Partner (having joined as an associate) at the law firm of Jacob, Medinger & Finnegan, LLP (“JMF”) from July 1992 until May 2016, when JMF merged with GM. From 1990 to 1992, Mr. Whang was an associate attorney with Cadwalader Wickersham & Taft. During his career as an attorney, Mr. Whang represented major international companies in product liability litigation and regulatory risk management domestically and internationally (Europe and Korea). His language capabilities include Korean, Spanish, French and Japanese (conversational). Mr. Whang earned a BA in Government from Dartmouth College in 1986, a JD from Cornell Law School in 1989, and an LLM in International and Comparative Law (with Distinction) from Georgetown Law Center in 1990. We believe Mr. Whang is well qualified to serve as Chief Legal Officer and Secretary of the Company because of his varied and extensive legal experience.

Dr. Alcide Barberis has been a Director of the Company as of the Closing of the Business Combination. He is a biotech entrepreneur, Board Member and Executive with over 25 years of management experience in the biotechnology industry, and scientific experience in the private and public research sectors. He is currently CEO & Director of Mabylon AG (since 2017). Before joining Mabylon, he was CEO & President of Humabs BioMed, now a subsidiary of VIR Biotechnology (2013-2016). His career has included senior positions at entrepreneurial startups (Co-Founder of ESBATech AG (1998) and Oncalis AG (2006) and senior Executive Management, R&D Management and Business Development positions. He has been member of the Board of Directors of ESBATech (now a Novartis company, 1998-2004), Oncalis (2006-2012) and EffRx Pharmaceuticals (2016-2023), and he is currently (since March 2023) on the Board of Directors of Ontrack Biomedical. From 2016 through 2021 he was also Coordinator of the Startup Promotion Center of the University of Svizzera Italiana in Lugano, Switzerland. Dr. Barberis earned a PhD in Molecular Biology and Biochemistry from the University of Zürich (1988). Dr. Barberis is well qualified to serve as a Director because of his extensive management and leadership experience in the biotech industry, startup companies, and in the private and public scientific research sectors.

Dr. Seng Chin Mah became a Director of the Company as of the Closing of the Business Combination. Dr. Mah has been Chairman of the Board of BioVersys AG since 2009. He was previously Chief Executive Officer of the Canyon Pharmaceuticals Group AG (2009-2021) and has over 30 years’ experience in the pharma and biotech industry. Prior to Canyon Pharmaceuticals, he was Head of Development of the Integration Office during the integration of Chiron into Novartis (2005-2008) and held other positions at Novartis, including Global Head of Clinical Safety and Epidemiology (2001-2005); Head of Drug Regulatory Affairs Europe (1997-2001); and oversight responsibility for Clinical Quality Assurance (2001-2005). Dr. Mah was also a member of the Novartis Corporate Executive Group (2001-2005) and a member of the Board of Directors for Novartis Europharm Ltd. (1997-2005). During his tenure with Novartis and Ciba (1990-2008), he drove key drug development and regulatory programs, and led major business results including numerous global registrations of major products. He has held several research and academia positions (Ciba-Geigy Ltd., 1987-1988; National University of Singapore, 1989-1990). Dr. Mah was awarded The Frost & Sullivan 2011 Product Differentiation Excellence Award in Parenteral Anticoagulants, which recognized Canyon Pharmaceuticals Group AG for the development and launch of Iprivask® (desirudin for injection). Dr. Mah earned a BS in Pharmacology from University of London (1984) and a PhD in Biochemistry from University of Basel (1987). Dr. Mah is well qualified to serve as a Director because of his extensive knowledge and experience in strategic decision-making, late-stage clinical development and regulatory experience within the Pharma and Biotech industry.

Hyuk Joo Jee became a Director of the Company upon the Closing of the Business Combination. Mr. Jee has served as a Special Advisor to Chairman at DongKoo Bio Pharma Co., Ltd., a public company in Korea, since January 2024. Prior to joining DongKoo Bio Pharma, Mr. Jee served with HLB Co., Ltd., also a publicly-listed biopharmaceutical company in Korea, as Chief Operating Officer and the Head of Corporate Private Equity leading the firm’s investments and resource allocations over a global pipeline of clinical-stage oncology programs from August 2018 through December 2023. During his tenure at HLB, Mr. Jee led the firm’s global IR, M&As and strategic investment activities. Prior to his careers in the biopharmaceutical industry, Mr. Jee has spent more than 15 years serving with brokerage and investment banking firms, mostly representing their European offices and providing services to the European and global fund clients investing in Korean equities market. Those engagements include Korea Investment Securities Europe (London), Daewoo Securities Europe (London), and Hyundai Securities Europe (London and Seoul) between July 2002 and January 2018. Mr. Jee has started his finance career as an Analyst and Portfolio Manager at Scudder Kemper and Schroders based in Seoul, Korea serving from 1998 to 2002. Mr. Jee has received his B.A. in Business Administration from the Korea University in 1994.

Mr. Jee is well qualified to serve as a Director because of his well-balanced career between finance and biopharmaceutical industries, especially leading M&A transactions while serving from executive positions with his previous employer.

Dr. Joong Myung Cho became a Director of the Company upon the Closing of the Business Combination. Dr. Cho has been Chairman and CEO of CG Pharmaceuticals, Inc. since October 2008 and previously served as Chairman and CEO of Hwail Pharmaceuticals Co. Ltd. from August 2013 to December 2022. Dr. Cho is the founder of Crystal Genomics and the former Chairman & President (July 2000 to March 2023). He has over 40 years of experience in biopharmaceutical industry covering from discovery of novel pharmaceuticals through R&D and commercialization. Dr. Cho has previously served as the executive Senior Vice President and Director of R&D Biotech Research Institute at LG Life Science (formerly LG Chem.) from 1984 to 2000. During his tenure, biopharmaceutical R&D at LG became the leading life science company in Korea where it grew from just a few research scientists to several hundred prior to his departure. He has successfully introduced 10 different recombinant products such as growth hormones of human, bovine, and porcine, hepatitis B vaccine, interferon alpha and gamma, GM-CSF, EPO, etc. Moreover, four drug candidates were licensed out to multinational pharmaceutical companies under his supervision and one of them is approved by FDA (US). On the basis of such achievements, Dr. Cho has received many awards and acted as a member of governmental committees. He received his Ph.D. from University of Houston and worked as a post-doc in Baylor College of Medicine. Dr. Cho is an author of more than 80 publications in books and journals including Nature, and an inventor of more than 200 patents filed. Dr. Cho is well qualified to serve as a Director because of long-standing career experiences both as a biotech entrepreneur and the R&D Head of a major life sciences company in Korea (LG Group).

Reto Fierz is a Swiss entrepreneur and executive with over 25 years of international experience in finance, institutional asset management, private equity, M&A, real estate, and digital assets. He is a Partner and Co-Founder of DA Value Group, investing in and developing early-stage projects in the digital assets and distributed ledger technology sectors. Previously, Mr. Fierz co-founded CROWDLITOKEN AG, the first public issuer of a regulated tokenized security in the real estate sector in Switzerland and the EEA and served as CEO and Partner of azemos partner ag, a Swiss-German asset manager and real estate developer. Earlier in his career, he held senior roles including CFO of Rianta Capital, CFO of Swiss Finance & Property, and audit and advisory roles at Ernst & Young. Mr. Fierz holds an MBA from the University of Zürich and is a Swiss Certified Accountant.

Vote Required

The re-election of the foregoing director nominees requires a plurality of the votes cast by the stockholders present virtually or represented by proxy at the meeting and entitled to vote thereon. You may vote “FOR” up to seven director nominees, withhold authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and no votes will be cast on your behalf. Broker non-votes will have no effect on the election of the nominees.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he or they may believe is in the best interests of the Company and its stockholders and what he or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THESE NOMINEES.

PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITOR

Overview

The Audit Committee of the Board of Directors has appointed Shinhan Accounting Corporation, or RSM Korea, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Although stockholder ratification is not required by the Company’s bylaws or applicable law, the Board is submitting the appointment of the independent auditor to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain RSM Korea, but may ultimately determine to retain the firm.

Audit Fees

The following table presents fees paid or to be paid to RSM Shinhan Accounting Corporation, or RSM Korea, and WithumSmith+Brown, PC, or Withum, for services rendered.

Fee Type	FY2025 ($) RSM Korea	FY2025 ($) Withum
Audit fees	422,531	152,940
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	422,531	152,940

Vote Required

Approval of the Auditor Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented virtually or by proxy at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast.

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE INDEPENDENT AUDITOR.

PROPOSAL THREE: EXECUTIVE COMPENSATION PROPOSAL (SAY-ON-PAY)

Overview

Pursuant to Section 14A of the Exchange Act and the rules of the SEC promulgated thereunder, we are submitting to our stockholders for approval, on a non-binding, advisory basis, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on the compensation of our named executive officers, as disclosed in this Proxy Statement. Although this advisory vote is non-binding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

We encourage stockholders to read the “Executive Compensation Proposal” section of this Proxy Statement which immediately follows, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers. The compensation of our named executive officers is designed to enable us to attract and retain executives with the right skills and experience. The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our stockholders.

Accordingly, we ask our stockholders to vote “FOR” the approval of the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion set forth in the Proxy Statement related thereto, is hereby APPROVED.”

2025 Summary Compensation Table

This section discusses the material components of the executive compensation program for the Company’s executive officers who are named in the “2025 Summary Compensation Table” below. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

The following table sets forth information concerning the compensation of the Company’s named executive officers for the year ended December 31, 2025.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total
Kuk Hyoun Hwang(1)	2025	400,000	0	0	0	400,000
Chairman of the Board of Directors	2024	—	—	—	—	—

Constance Höfer(2)	2025	345,000	0	0	0	345,000
Chief Scientific Officer	2024

Gihyoun Bang(3)	2025	300,000	0	0	0	300,000
Chief Financial Officer	2024	47,367	—	—	—	47,367

____________

(1)      Of the $400,000 annual salary, Mr. Hwang received cash payments totaling $140,625 during fiscal year 2025.

(2)      Of the $345,000 annual salary, Dr. Höfer received cash payments totaling $93,596 during fiscal year 2025.

(3)      Of the $300,000 annual salary, Mr. Bang received cash payments totaling $210,937 during fiscal year 2025.

Narrative to Summary Compensation Table

We have paid and will continue to pay Bellevue Capital Management LLC (“BCM”) a total of $7,500 per month for office space, utilities and secretarial and administrative support. Our audit committee will review on a quarterly basis all payments that are made to BCM, officers, directors, advisors or our or their affiliates.

Equity-Based Incentive Awards

As previously reported by the Company’s Current Report on Form 8-K dated February 14, 2025, the Company held a special meeting of its stockholders on February 13, 2025 (the “February 13, 2025 Special Meeting”). At the February 13, 2025, Special Meeting, the Company’s stockholders approved the Company’s 2025 Omnibus Incentive Plan (“Omnibus Plan”). A description of the material terms of the Omnibus Plan is set forth below.

Outstanding Equity Awards at Fiscal Year End

None of our named officers had been granted options, or received any other type of equity compensation, during the fiscal years ended December 31, 2024 and 2023.

Emerging Growth Company Status

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of the benefits of this extended transition period.

We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our IPO, (b) in which we have total annual gross revenue of at least $1.235 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period.

Pension Benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during the fiscal years ended December 31, 2025 and 2024.

Other Compensation and Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, and vision plans, in each case on the same basis as all of our other employees. We pay the premiums for the medical, disability, and accidental death and dismemberment insurance for all of our employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers.

Equity Benefit Plans

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees, consultants, and directors with the financial interests of our stockholders. In addition, we believe that our ability to grant options and other equity-based awards helps us to attract, retain, and motivate employees, consultants, and directors, and encourages them to devote their best efforts to our business and financial success. The Omnibus Plan includes the features set forth below.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	n/a	6,300,000
Equity compensation plans not approved by security holders	0	n/a	0
Total	0	n/a	6,300,000
Awards Granted Prior to Filing Date	No stock-based compensation awards were granted prior to the filing date.
Shares Available	As of the filing date, a total of 6,300,000 shares remained available for issuance under the Omnibus Plan.
Future Considerations	The Company may consider issuing equity-based awards in future periods as part of its strategy to attract and retain key personnel.

The Omnibus Plan is intended to (i) provide eligible individuals with an incentive to contribute to the Company’s success and to operate and manage the Company’s business in a manner that provides for long-term growth and profitability and that benefits stockholders and other important stakeholders, including Company employees and customers, and (ii) provide a means of recruiting, rewarding, and retaining key personnel.

Equity awards may be granted under the Omnibus Plan to officers, directors, including non-employee directors, other employees, advisors, consultants or other service providers of the Company or the Company’s subsidiaries or other affiliates, and to any other individuals who are approved by the Committee (as defined below) as eligible to participate in the Omnibus Plan.

The Omnibus Plan became effective on January 29, 2025, the date it was adopted by the Company Board (the “Effective Date”). The Omnibus Plan will terminate automatically at 11:59 PM ET on the day before the tenth (10th) anniversary of the Effective Date unless earlier terminated by the Board or in accordance with the terms of the Omnibus Plan.

Vote Required

The Say-on-Pay vote is advisory and non-binding. Approval of the Executive Compensation Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented virtually or by proxy at the Annual Meeting. Because this vote is advisory, it will not be binding upon the Board or the Compensation Committee and will not overrule any decision by the Board or the Compensation Committee or create or imply any additional fiduciary duty. However, the Board and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE EXECUTIVE COMPENSATION PROPOSAL.

PROPOSAL FOUR: AUTHORIZED SHARES INCREASE PROPOSAL

Overview

The Board of Directors is asking stockholders to approve an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 250,000,000 shares (the “Authorized Shares Increase”). The proposed amendment would increase only the number of authorized shares of common stock and would not change the par value of the common stock or the rights of existing stockholders.

Reasons for the Authorized Shares Increase

The Board believes that the current number of authorized shares of common stock does not provide the Company with adequate flexibility to pursue its strategic and financing objectives, including, in significant part, the capacity needed to implement the Company’s proposed shareholder loyalty program described below. The Board considered the following factors in recommending the Authorized Shares Increase:

•        Shareholder Loyalty Program.    A substantial portion of the additional authorized shares is intended to provide the capacity needed to implement the Company’s proposed shareholder loyalty program, under which the Company would issue additional shares of common stock to shareholders who continuously hold their shares for specified periods if specified stock-price thresholds are met. If fully implemented, the program could require the issuance of a significant number of additional shares of common stock. The program remains subject to further action by the Board, stockholder approval of a dedicated share reserve, the effectiveness of a registration statement under the Securities Act, and applicable Nasdaq listing requirements.

•        Financing Flexibility.    Additional authorized shares would enable the Company to raise capital through equity or equity-linked financings as opportunities arise, without the delay and expense of seeking further stockholder approval at the time of each transaction.

•        Strategic Transactions.    A larger pool of authorized shares would position the Company to pursue acquisitions, partnerships, and other strategic transactions that may involve the issuance of common stock.

•        Corporate Purposes.    Additional authorized shares would be available for general corporate purposes, including issuances under the Company’s equity compensation programs and the satisfaction of the Company’s obligations under its outstanding securities.

Effect of the Authorized Shares Increase

If approved by stockholders, the Authorized Shares Increase will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to file promptly following stockholder approval. The additional authorized shares of common stock would have the same rights and privileges as the shares of common stock presently outstanding. The Authorized Shares Increase will not change the par value of the common stock or alter the rights of existing stockholders; however, the future issuance of additional shares of common stock could, depending on the circumstances, have a dilutive effect on the voting power and economic interests of existing stockholders. Other than as described in this proxy statement and in the Company’s filings with the SEC, the Board has no specific present plans, arrangements, commitments, or understandings to issue the additional shares of common stock that would be authorized by the Authorized Shares Increase, although the Company regularly evaluates financing and strategic opportunities that may involve the issuance of common stock. The Authorized Shares Increase could, under certain circumstances, have an anti-takeover effect by enabling the Board to issue additional shares that could dilute the stock ownership of a person seeking to obtain control of the Company; the Board, however, is not proposing the Authorized Shares Increase in response to any known effort to acquire control of the Company.

Vote Required

Approval of the Authorized Shares Increase Proposal requires the affirmative vote of a majority of the votes cast on the proposal, as permitted by Section 242(d)(2) of the General Corporation Law of the State of Delaware. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the outcome of this proposal. This proposal is expected to be considered a “non-routine” matter, so brokers may not vote uninstructed shares in their discretion, and broker non-votes may occur. If approved, the amendment will become effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE AUTHORIZED SHARES
INCREASE PROPOSAL.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of our common stock as of June 30, 2026, based on information obtained from the persons named below, with respect to the beneficial ownership of shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

The beneficial ownership of the Company’s Common Stock is based on 35,118,692 shares of the Company’s Common Stock issued and outstanding as of June 30, 2026.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Ownership
Officer and Directors
Kuk Hyoun Hwang(2)	13,069,106	36.8%
Jun Chul Whang(3)	—	*
Gihyoun Bang	—	*
Yeiseok Kim(4)	24,699	*
Constance Höfer	—	*
Alcide Barberis	—	*
Joong Myung Cho	—	*
Hyuk Joo Jee	—	*
Seng Chin Mah	—	*
Reto Fierz	—	*
All such executive officers and directors as a group (10 individuals)	13,093,805	36.9%

Greater than 5% Stockholders**
Bellevue Global Life Sciences Investors LLC(5)	1,332,500	3.8%
BCM Europe AG(6)	8,612,636	24.3%
Bellevue Capital Management LLC(7)	3,123,970	8.9%
Joint Protein Central(8)	2,603,759	7.4%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the address of each beneficial owner is c/o OSR Health, Inc., 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004.

(2)      Interest consists of (i) 1,725,000 founder shares of the Company’s Common Stock, (ii) the transfer of 34,500 shares of the Company’s common stock to Chardan Capital Markets, LLC (“Chardan”), (iii) 430,000 placement shares held of record by Bellevue Global Life Sciences Investors LLC (“BGLSI”), (iv) the transfer of 120,000 shares of the Company’s Common Stock by BGLSI to officers and directors of the Company at the time of its initial public offering, and (v) the transfer of 310,000 private placement units held by BGLSI and 370,000 founder shares held by BGLSI to BCM Europe AG (“BCME”). BGLSI’s ownership includes an additional 12,000 shares underlying the private placement rights that convert at the closing of the Business Combination and the shares of the Company’s Common Stock held by BCME and Bellevue Capital Management LLC (“BCM”) upon the closing of the Business Combination. Mr. Hwang is the founder and managing partner of BCM, the general partner of BGLSI, and has voting and dispositive power over the shares.

(3)      Interest does not include shares of the Company’s Common Stock held by BGLSI. Mr. Whang is a minority owner of BCM but has no voting or dispositive power over the shares of the Company’s Common Stock held by BGLSI.

(4)      Represents shares of the Company’s common stock received upon the exercise of exchange rights pursuant to a Non-Participating Joinder Agreement entered into in connection with the business combination between the Company and OSR Holdings Co., Ltd.

(5)      Interest consists of (i) 1,725,000 founder shares of the Company’s Common Stock, (ii) the transfer of 34,500 shares of the Company’s Common Stock to Chardan, (iii) 430,000 placement shares held of record by BGLSI, (iv) the transfer of 120,000 shares of the Company’s Common Stock by BGLSI to officers and directors of BLAC at the time of its initial public offering, and (v) the transfer of 310,000 private placement units identical held by BGLSI and 370,000 founder shares held by BGLSI to BCME. BGLSI’s ownership post-closing includes an additional 12,000 shares underlying the private placement rights that converted at the closing of the Business Combination. Mr. Hwang is the founder and managing partner of BCM, the general partner of BGLSI, and has voting and dispositive power over the shares.

(6)      Interest consists of the 370,000 founder shares and 310,000 private placement units (including the exercise of 310,000 private placement warrants into 310,000 shares of the Company’s Common Stock, the conversion of 310,000 private placement rights into 31,000 shares of the Company’s Common Stock, and the exercise of 60,000 private placement warrants that were also transferred to BCME by BGLSI pursuant to the promissory note into 60,000 shares of the Company’s Common Stock) and 581,031 shares of OSR Holdings Co., Ltd. Common Stock held by BCME prior to the closing of the Business Combination. The 581,031 shares of OSR Holdings Co., Ltd. Common Stock were exchanged for 7,531,636 shares of the Company’s Common Stock upon the consummation of the Business Combination. BCME is a wholly-owned subsidiary of BCM. The business address of BCME is Gotthardstrasse 26 6300 Zug Switzerland.

(7)      Interest consists of 241,000 shares of OSR Holdings Co., Ltd. Common Stock held by BCM prior to the closing of the Business Combination. The 241,000 shares of OSR Holdings Co., Ltd. Common Stock were exchanged for 3,123,970 shares of the Company’s Common Stock upon the consummation of the Business Combination. Mr. Hwang has voting and dispositive power over such shares.

(8)      Interest consists of 2,603,759 shares of the Company’s common stock issued upon the exercise of a put right to exchange 200,868 shares of common stock of OSR Holdings Co., Ltd. for shares of the Company’s common stock, pursuant to a Non-Participating Joinder Agreement entered into in connection with the business combination between the Company and OSR Holdings Co., Ltd.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing the Company at ir@osr-Health.com or writing the Company at the Company’s principal executive offices at 10900 NE 4th Street, Suite 2300, Bellevue, WA 98004, Attn: Tim Smith, Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Proposals by contacting us at the following address or email:

OSR Health, Inc.
10900 NE 4th Street, Suite 2300
Bellevue, WA 98004
Attn: Tim Smith, Corporate Secretary
Email: tim.smith@osr-Health.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than July 28, 2026 (ten days prior to the date of the Annual Meeting).